Exhibit 10.6

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the "Agreement") dated as of March 20, 2023, by and between HFactor, Inc. (the "Company") and Bearface, LLC (the "Investor").

WHEREAS, Investor wishes to purchase, and the Company agrees to sell, 13 shares of Company’s Series D Preferred Stock (the “Shares”) for $65,000 total consideration (the “Purchase Price”).

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

I. Purchase and Sale of the Shares.

1.1Agreement to Purchase and Sell. Investor hereby agrees to purchase the Shares for the Purchase Price, which is to be paid at the Closing (hereinafter defined). At Closing, Company shall cause its transfer agent to simultaneously issue the Shares to Investor.

1.2Closing of the Purchase. The closing of the purchase and sale of the Shares (the "Closing") shall be deemed to take place at the offices of the Company, on March 20, 2023 or at the earliest date of the completion of the events as set forth in the following sentence. At the Closing: (i) Company will cause the Shares to be delivered to Investor in book-entry form, or as otherwise directed by the Investor; and (ii) upon receipt of the Shares, Investor shall deliver to Company the Purchase Price by wire transfer, as follows:

Beneficiary Account Name:	HFactor, Inc.
Beneficiary Account No.:	_____________________
ABA/Transit No:	_____________________
Beneficiary Bank: Swift Code	_____________________ _____________________

For the avoidance of doubt, upon request by Investor, the Company shall deliver a certificate or certificates, registered in the name of such Investor, representing that number of shares of Common Stock and Shares being purchased by Investor.

II. Representations and Warranties of Company.

Company hereby represents and warrants that:

2.1Due Authorization. Company has all requisite legal capacity to execute, deliver and perform this Agreement and the transactions hereby contemplated. This Agreement constitutes a valid and binding agreement on the part of Company and is enforceable against Company in accordance with its terms. The execution, delivery and performance of the transactions contemplated hereunder will not conflict with any person’s right to purchase Common Shares or Series C Convertible Preferred Shares or Series D Convertible Preferred Shares and will not result in the creation of any lien, security interest, charge or encumbrance upon.

2.2No Consents; No Contravention. The execution, delivery and performance by Company of this Agreement (i) require no authorization, registration, consent, approval or action by or in respect of, or filings with or notice to, or exemption from, any governmental body, agency or official or other person (including but not limited to the SEC), and (ii) do not contravene, conflict with, result in a breach of or constitute a default under any material provision of applicable law or regulation, or of any material agreement to which Company is a party or by which the Company is bound, or any judgment, order, decree or other instrument binding upon Company.

2.3Litigation. There are no investigations, actions, suits or proceedings, administrative or otherwise, threatened or pending against the Company to the knowledge of Company that affects Company’s ability to issue the Shares.

2.4Insolvency. Company is not insolvent, is not in receivership, nor is any application for receivership pending; no proceedings are pending by or against it in bankruptcy or reorganization in any state or federal court; nor has it committed any act of bankruptcy.

2.5 Broker Fee. The Company represents and warrants that there has been no act or omission by Company or the Investor which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder’s fee or other like payment in connection with the transaction contemplated hereby. The Company further represents that it will not use any portion of the proceeds from the sale contemplated hereunder to directly or indirectly pay a commission, finder’s fee or other like payment to any party.

2.6Use of Proceeds. The net proceeds received by the Company from the sale of the Shares shall be used generally by the Company to satisfy its sales, marketing, and working capital needs. Nothing in this Agreement shall be interpreted to permit the Company to use net proceeds to pay any brokerage commission, finder’s fee or other like payment in connection with the transaction contemplated hereby.

2.7Capitalization. As of the date hereof, without giving effect to the Closing, the authorized capital stock of the Company consists of 200,000,000 shares of common stock, par value $0.001 per share (“Common Stock” or “Common Shares”), 1,000,000 shares of Series C Preferred Stock and 18,000,000 shares of Series D Preferred Stock. As of the date hereof, there are: (i) 50,467,414 shares of Common Stock issued and outstanding, (ii) 1 share of Series C Convertible Preferred Stock issued and outstanding (the “Series C Preferred Shares”), (iii) 3,231 shares of Series D Convertible Preferred Stock issued and outstanding (the “Series D Preferred Shares”) and, (iv) 0 shares of Common Stock reserved for issuance upon exercise of options, warrants and other convertible securities outstanding as of the date hereof, which includes the Series C Preferred Shares and the Series D Preferred Shares.

2.8Due Issuance and Authorization of Shares. The issuance, sale and delivery of the Shares to the Investor pursuant to this Agreement has been duly authorized, validly issued and such Shares are fully paid and non-assessable. The Shares and the Common Stock issuable upon conversion of the Shares will be issued in compliance with all applicable federal and state securities laws.

2.9Transfer or Resale. To the extent that Investor may be required by the Company’s transfer agent or Investor’s brokerage firm to obtain a legal opinion from securities counsel to deposit and sell (or otherwise transfer) the Shares, the Company agrees, at its sole expense, to either (i) furnish such legal opinion within ten (10) business days of Investor’s request or (ii) immediately reimburse Investor for up to $500 in legal fees incurred in obtaining such a legal opinion. The Company further agrees to take reasonable steps requested by Investor to facilitate the transfer or sell of Common Shares by Investor.

2.10Shares.

a. The Company shall reserve and keep available at all times during which the Shares a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Conversion Common Shares upon conversion of the Shares. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all of Investor’s Shares, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

b. Each Share shall be convertible into 0.01% of the Company’s Common Stock issued and outstanding on the date of conversion. Thus, if the Investor converts all of the Shares into Common Stock at a time when the Company has 60,000,000 Common Shares issued and outstanding, the Company will issue to Investor 6,000 additional Common Shares for each Share converted.

c. The Investor understands that the Shares and, until such time as the underlying shares of Common Stock have been registered under the Securities Act of 1933, as amended (“Securities Act”), or may be sold pursuant to an applicable exemption from registration, the Shares and underlying Common Stock will bear a restrictive legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE ISSUER OF SUCH SECURITIES RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY ACCEPTABLE TO THE ISSUER’S TRANSFER AGENT, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

The legend set forth above shall be removed and the Company shall issue a shares without such legend to Investor, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to an exemption from registration without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) Investor provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such security may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Investor agrees to sell all securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

2.11Organization. The Company (a) is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, and (c) has all requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted as disclosed in the SEC Documents.

2.12Subsidiaries. The Company has a wholly owned subsidiary, HyEdge Inc. (“Subsidiary”), through which it conducts the majority of its operations. Any reference in this Agreement to the Company shall be deemed to include a reference to Subsidiary.

2.13OTC Markets Pink Tier. The Common Stock is quoted on the OTC Markets Pink Tier (the “OTC Pink Sheets”) under the symbol “HWTR,” and to the Company’s knowledge, there are no proceedings to revoke or suspend the trading of the Common Stock. The Company is in compliance with the requirements of the OTC Pink Sheets for continued trading of the Common Stock thereon and any other applicable requirements of the OTC Pink Sheets, and the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Shares) will not result in any non-compliance by the Company with any such requirements.

2.14Tax Status. The Company has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books reserves reasonably adequate for the payment of all unpaid and unreported taxes or filed valid extensions) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books reserves reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.   To the Company’s knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

III. Representations and Warranties of Investor

Investor hereby represents and warrants that:

3.1Due Authorization. Investor has all requisite legal capacity to execute, deliver and perform this Agreement and the transactions hereby contemplated. This Agreement constitutes a valid and binding agreement on the part of Investor and is enforceable against Investor in accordance with its terms.

3.2No Consents; No Contravention. The execution, delivery and performance by Investor of this Agreement (i) require no authorization, consent, approval or action by or in respect of, or filings with, any governmental body, agency or official or other person and (ii) do not contravene, conflict with, result in a breach of or constitute a default under any material provision of applicable law or regulation, or of any material agreement to which Investor is a party or by which he is bound, or any judgment, order, decree or other instrument binding upon Company.

3.3Purchase for Investment. Investor is acquiring the Shares for investment for Investor’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Investor further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

3.4Not Registered. Investor understands that the offer and sale of the Shares has not been registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Company’s reliance on such exemption is predicated on Investor’s representations set forth herein.

3.5Accredited Investor. Investor represents that he is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

3.6Investment Experience. Investor acknowledges that he can bear the economic risk of his investment, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Shares and the Company.

3.7Information. Investor has carefully reviewed such information as Investor deemed necessary to evaluate an investment in the Shares. To the full satisfaction of Investor, Investor has been furnished all materials that Investor requested relating to the Company and the issuance of the Shares hereunder including the SEC Documents.

3.8Restricted Securities. Investor understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption there from, and that in the absence of an effective registration statement covering the Shares or any available exemption from registration under the Securities Act, the Shares must be held indefinitely. Investor is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

IV. Company’s Conditions to Closing.

4.1Accuracy of Representations. Each of the representations and warranties of Investor contained in Article III shall be true, complete and correct in all respects.

4.2No Action to Restrain. No statute, rule, regulation, judgment, injunction, order or decree shall have been enacted, entered, promulgated, enforced or deemed applicable by any court of competent jurisdiction, arbitrator, government or governmental authority or agency, which statute, rule, regulation, judgment, injunction, order or decree shall be in effect and restrain, enjoin, prohibit or otherwise make illegal the consummation of the sale and purchase of the Shares contemplated by this Agreement.

V. Investor’s Conditions to Closing.

5.1Accuracy of Representations. Each of the representations and warranties of Company contained in Article II shall be true, complete and correct in all respects.

5.2No Action to Restrain. No statute, rule, regulation, judgment, injunction, order or decree shall have been enacted, promulgated, enforced or deemed applicable by any court of competent jurisdiction, arbitrator, government or governmental authority or agency, which statute, rule, regulation, judgment, injunction, order or decree shall be in effect and restrain, enjoin, prohibit or otherwise make illegal the consummation of the sale and purchase of the Shares contemplated by this Agreement.

VI. Indemnification.

In consideration of the Investor's execution and delivery of this Agreement and acquiring the Shares, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor (the "Indemnitee") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether the Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Subscription Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Subscription Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against the Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Subscription Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares, or (iii) the status of the Investor or as an investor in the Company pursuant to the transactions contemplated by this Agreement.

VII. Miscellaneous.

7.1Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect of the purchase of the Shares and the conversion thereof to Common Stock. The Company further acknowledges that its obligation to issue, upon conversion of the Shares, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

7.2Binding Effect; Assignment. Except as provided to the contrary hereinabove, this Agreement shall apply to and shall be binding upon the parties hereto, their respective successors and assigns and all persons claiming by, through or under any of the aforesaid persons.

7.3Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements, including the Subscription Agreement, and understandings, both written and oral, between the parties with respect to the subject matter hereof.

7.4Amendment. This Agreement may not be amended or modified, except by a written instrument signed by the parties hereto.

7.5Applicable Law. This agreement and all transactions contemplated in this Agreement shall be governed by, construed and enforced in accordance with the laws of Florida. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in the State of Florida. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party’s reasonable attorney’s fees, court costs and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

7.6Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained in this Agreement shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

7.7Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given when received.

7.8Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, Company and Investor have executed this Agreement as of the date hereof.

COMPANY

HFactor, Inc.

By :_________________________

Name : Dawn Cames

Title : Officer/Director

INVESTOR

Bearface LLC

__________________________

Jason Boyd, Managing Member

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